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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT (DATE OF EARLIEST EVENT
                                   REPORTED):

                           June 3, 2002 (May 24, 2002)

                            ALLOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-29815
                            (Commission File Number)

                   DELAWARE                                               54-1655029
(State or other jurisdiction of incorporation)                (I.R.S. Employer Identification No.)

                        11080 CIRCLEPOINT ROAD, SUITE 200
                           WESTMINSTER, COLORADO 80021
              (Address of principal executive offices and Zip Code)

                                 (303) 426-6262
               Registrant's telephone number, including area code

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ITEM 5.  OTHER EVENTS.

The Company has been advised that on May 24, 2002, Dr. Stephen J. Hoffman, Chairman of the Company's board of directors, entered into a trading plan complying with Rule 10b5-1 and the Company's amended insider trading policy. The Company anticipates that, as permitted by Rule 10b5-1 and the Company's insider trading policy, some or all of its officers, directors and other insiders may establish trading plans at some date in the future.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 3, 2002


                           ALLOS THERAPEUTICS, INC.

                   By:     /s/ Daniel R. Hudspeth
                           ----------------------
                           Daniel R. Hudspeth
                  Its: Vice President of Finance, Chief Financial Officer, Treasurer and Secretary